THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                               AGREEMENT OF AGENCY

Agreement made this _________ day of ________ by and between ___________________
("Principal") and __________________ ("Agent ").

      1. The undersigned is presently an Agent in accordance with an Agreement of Agency ("Guardian Life Agency Agreement") with the Principal named above, endorsed by The Guardian Life Insurance Company of America ("Guardian Life") and bearing an effective date of _________________.

      2. The Principal hereby appoints the Agent with the endorsement of The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a Delaware Corporation and a wholly-owned subsidiary of Guardian Life, for the limited purpose of soliciting applications for GIAC's Variable Whole Life Insurance Policies with Modified Scheduled Premiums marketed under the name Park Avenue Life ("PAL") and GIAC's Flexible Premium Variable Universal Life Policies marketed under the name Park Avenue VUL ("VUL"). There may be one or more policies marketed under the PAL name. Where necessary or appropriate, this Agreement will distinguish between them by appending the year of introduction. Currently, there are two policies marketed under this name - "PAL `95 and PAL `97."

      3. The Agent shall at all times be associated with Guardian Investor Services corporation ("GISC"), a Broker-Dealer registered with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") as an NASD Registered Representative or NASD Registered Principal and, if the particular jurisdiction requires, shall be licensed or registered as a securities agent of GISC. The Agent must at all times be validly licensed, registered or appointed by GIAC as a variable contracts agent in accordance with the requirements of the jurisdiction where solicitations for PAL and VUL contracts occur. The Agent may solicit for and sell PAL and VUL contracts in any jurisdiction where such contracts are filed and approved for sale by the governmental authorities having jurisdiction, provided the Agent is validly licensed, registered or otherwise qualified as required for the solicitation and sale of the PAL and VUL contracts in such jurisdictions.

      4. To the extent applicable, the Agent shall comply strictly with: (a) the laws, rules and regulations of all jurisdictions (state and local) in which the Agent solicits applications for and sells PAL and VUL contracts; (b) federal laws and the rules, regulations of the SEC; (c) the rules of the NASD; (d) the rules and procedures of GISC, and (e) the rules and procedures of GIAC. The Agent understands that failure to comply with such laws, rules, regulations and procedures may result in disciplinary action against the Agent by the SEC, a state or other local regulatory agency that has jurisdiction, the NASD, GISC and GIAC. Before any solicitations or sales of PAL and VUL are made, the Agent shall become familiar with and abide by the laws, rules, regulations and procedures of all of the above mentioned agencies or parties as are currently in effect and as they may be changed from time to time.

      5. The Agent shall have all applications for PAL and VUL accurately completed or reviewed and signed by the applicant and shall submit the applications to GIAC through GISC together with all payments received from applicants without any reductions. The Agent shall cause all checks or orders for PAL and VUL to be made payable to GIAC. GIAC shall reject any application that is submitted by or on behalf of an Agent not appropriately licensed as required by paragraph 3 of this Agreement.

      6. The Agent shall not make any statements concerning PAL and VUL except those that are contained in the current prospectuses for PAL and VUL and the prospectuses for their underlying variable investment options and shall not solicit for applications or make sales through the use of mailings, advertisements or sales literature or any other method of contact unless the material or a complete description of the method has been filed with the NASD and received written Approval of GISC from a Registered Principal whose office is located in a GISC Office of Supervisory Jurisdiction as that term is defined by NASD rules.

      7. In connection with the Agent's appointment for the purpose set forth in paragraph 2 above, the entire Guardian Life Agency Agreement referred to above and attached hereto as the Exhibit, including all compensation adjustment and service fee provisions, is incorporated herein by reference. All references to "Company" within the Guardian Life Agency Agreement shall apply with full force and effect to GIAC. Additionally, the Registered Representative's Agreement between the Agent and GISC and the Agent's Agreement between the Agent and GIAC are incorporated herein by reference and attached hereto as Exhibits.

      8. The Agent shall be paid commissions on PAL as outlined in Appendix A of this Agreement.

      9. The Agent shall be paid commissions on VUL as outlined in Appendix B of this Agreement.

      10. Allocation of VUL premiums and the effect thereof on compensation is described in Appendix C of this Agreement.

      11. It shall be understood that this Agreement is automatically terminated if the Guardian Life Agency Agreement, GISC Registered Representative Agreement or GIAC Agent's Agreement is terminated.

IT SHALL BE EXPRESSLY UNDERSTOOD BY THE AGENT THAT THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS THE AGENT IS VALIDLY LICENSED IN ACCORDANCE WITH THE REQUIREMENTS OF THE JURISDICTIONS WHERE SOLICITATIONS FOR PAL AND VUL POLICIES OCCUR.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.



-----------------------              --------------------------
      WITNESS                                   PRINCIPAL



-----------------------              --------------------------
      WITNESS                                    AGENT

                                   APPENDIX A

A. Commission Schedule (Percentages of Premium)

---------------------------------------------------------
 Policy Years   Policy Premiums   Unscheduled Payments
---------------------------------------------------------
      1               50%                  3%
---------------------------------------------------------
 2 through 10         5%                   3%
---------------------------------------------------------

The first policy year commission rate of 50% on policy premiums shall be reduced where policies are issued at ages over 70 with actual rates payable determined by deducting from the figure 120 ages of applicable insureds as of policy issue dates.

No compensation shall be payable on PAL policy premiums skipped under the Premium Skip Option of PAL policies. If unscheduled payments are received when policies should be on the Premium Skip Option, renewal commissions on such payments shall be based on renewal rates of PAL policy premiums applied up to amounts of premium that correspond to renewal PAL policy premiums that would otherwise have been paid if not for the Premium Skip Option being in effect with standard renewal rates on unscheduled payments applied to any premiums received above such PAL policy premium levels.

B. First Policy Year Commission Chargebacks on PAL `95 Policies

First policy year commissions on policy premiums shall be charged back to the Agent on PAL `95 policies that are surrendered or lapsed prior to the policies having been in force for at least eighteen months in accordance with the following:

------------------------------------------------------------------------
Policy Months of PAL `95 Surrenders or Lapses  Chargeback Percentages
------------------------------------------------------------------------
                     1-3                                 75%
------------------------------------------------------------------------
                     4-6                                 70%
------------------------------------------------------------------------
                    7-10                                 65%
------------------------------------------------------------------------
                    11-13                                55%
------------------------------------------------------------------------
                     14                                  50%
------------------------------------------------------------------------
                     15                                  40%
------------------------------------------------------------------------
                     16                                  30%
------------------------------------------------------------------------
                     17                                  20%
------------------------------------------------------------------------
                     18                                  10%
------------------------------------------------------------------------

PAL chargebacks not immediately repaid on demand by the Agent to the Principal (or to the Company if the Company should be the Principal) shall constitute an indebtedness under the terms of the Guardian Life Agency Agreement.

                                   APPENDIX B

A. Commission Schedule (Percentages of Premium)

-----------------------------------------------------
 Policy Years   Target Premiums    Excess Premiums
-----------------------------------------------------
      1               45%                 3%
-----------------------------------------------------
 2 through 10          3%                 3%
-----------------------------------------------------

                                   APPENDIX C
             ALLOCATION OF PREMIUMS AND THEIR EFFECT ON COMPENSATION

A. General

      In a first policy year, premiums will first be applied to policy target premium. These will be compensated at first year rates. Any premiums received in the first year of a policy exceeding policy target premium will be considered excess premium to be compensated at excess rates.

      In policy years 2 through 10, any premium received up to nine times policy target premium will be applied as policy target premium and receive compensation at target premium renewal rates. Any premium exceeding nine times policy target premium in policy years two through ten will be considered excess premium to be compensated at excess rates.

      In policy years 11 and greater, the compensation on premium received will be at service fee rates.

B. Increases In Coverage

      Coverage increases will be reflected in self-contained segments of policies that have their own policy effective dates, policy year durations and policy premiums. Premiums for policies with increases in coverage will be applied to each coverage and associated target premiums in the order the coverages were issued (earliest first). When the sum of the premiums during a given policy year exceeds the sum of all applicable target premiums, any additional amount will be allocated prorata based on target premiums for each coverage. The amount thus allocated will be processed as outlined in the above general description (i.e. it will be processed with reference to policy years of the coverages and amounts of applicable target premiums paid).

C. Decreases In Coverage

      A coverage decrease will be applied to a last previous coverage increase, if any, or to the initial coverage should no coverage increase have taken place. Such decrease will serve to reduce target premium for the full period so that any regular compensation on subsequent premium received will be based on lower target premium (i.e. The total of renewal compensation payable will be based on nine times the lower target premium). Any premium amount applied over such lower target premium will be compensated at excess rates for policy years 2 through 10 and at service fee rates for policy years 11 and greater.

      First year compensation will be paid on coverage increases only to the extent such increases should exceed previous coverage decreases.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                         FIELD REPRESENTATIVE AGREEMENT

Agreement made this _________ day of ________ by and between The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a Delaware corporation and a wholly-owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"), having its principal office located at 201 Park Avenue South, New York, New York, 10003 and ___________________ ("Field Representative"). .

      1. The undersigned is presently a Field Representative of Guardian Life in accordance with a Field Representative Agreement bearing an effective date of ___________________ ("Guardian Life FR Agreement").

      2. GIAC hereby appoints the Field Representative for the limited purpose of soliciting applications for GIAC's Variable Whole Life Insurance Policies with Modified Scheduled Premiums marketed under the name Park Avenue Life ("PAL") and GIAC's Flexible Premium Variable Universal Life Policies marketed under the name Park Avenue VUL ("VUL"). There may be one or more policies marketed under the PAL name. Where necessary or appropriate, this Agreement will distinguish between them by appending the year of introduction. Currently, there are two policies marketed under this name -- "PAL `95 and PAL `97."

      3. The Field Representative shall at all times be associated with Guardian Investor Services corporation ("GISC"), a Broker-Dealer registered with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") as an NASD Registered Representative or NASD Registered Principal and, if the particular jurisdiction requires, shall be licensed or registered as a securities agent of GISC. The Field Representative must at all times be validly licensed, registered or appointed by GIAC as a variable contracts agent in accordance with the requirements of the jurisdiction where solicitations for PAL and VUL contracts occur. The Field Representative may solicit for and sell PAL and VUL contracts in any jurisdiction where such contracts are filed and approved for sale by the governmental authorities having jurisdiction, provided the Field Representative is validly licensed, registered or otherwise qualified as required for the solicitation and sale of the PAL and VUL contracts in such jurisdictions.

      4. To the extent applicable, the Field Representative shall comply strictly with: (a) the laws, rules and regulations of all jurisdictions (state and local) in which the Field Representative solicits applications for and sells PAL and VUL contracts; (b) federal laws and the rules, regulations of the SEC; (c) the rules of the NASD; (d) the rules and procedures of GISC, and (e) the rules and procedures of GIAC. The Field Representative understands that failure to comply with such laws, rules, regulations and procedures may result in disciplinary action against the Field Representative by the SEC, a state or other local regulatory agency that has jurisdiction, the NASD, GISC and GIAC. Before any solicitations or sales of PAL and VUL are made, the Field Representative shall become familiar with and abide by the laws, rules, regulations and procedures of all of the above mentioned agencies or parties as are currently in effect and as they may be changed from time to time.

      5. The Field Representative shall have all applications for PAL and VUL accurately completed or reviewed and signed by the applicant and shall submit the applications to GIAC through GISC together with all payments received from applicants without any reductions. The Field Representative shall cause all checks or orders for PAL and VUL to be made payable to GIAC. GIAC shall reject any application that is submitted by or on behalf of a Field Representative not appropriately licensed as required by paragraph 3 of this Agreement.

      6. The Field Representative shall not make any statements concerning PAL and VUL except those that are contained in the current prospectuses for PAL and VUL and the prospectuses for their underlying variable investment options and shall not solicit for applications or make sales through the use of mailings, advertisements or sales literature or any other method of contact unless the material or a complete description of the method has been filed with the NASD and received written Approval of GISC from a Registered Principal whose office is located in a GISC Office of Supervisory Jurisdiction as that term is defined by NASD rules.

      7. In connection with the appointment of the undersigned as a GIAC Field Representative for the purpose set forth in paragraph 2 above, the entire Guardian Life FR Agreement referred to above and attached hereto as the Exhibit, including all compensation adjustment and service fee provisions, is incorporated herein by reference. Guardian Life FR Agreement compensation provisions that do not apply to PAL and VUL are as noted below. All references to "Company" within the Guardian Life Agency Agreement shall apply with full force and effect to GIAC. Additionally, the Registered Representative's Agreement between the Field Representative and GISC and the Agent's Agreement between the Field Representative and GIAC are incorporated herein by reference and attached hereto as Exhibits.

      8. Field Representative compensation on PAL is described in Appendix A of the Agreement.

      9. Field Representative compensation on VUL is described in Appendix B of this Agreement.

      10. Allocation of VUL premiums and the effect thereof on compensation is described in Appendix C of this Agreement.

      11. This Agreement may be terminated as outlined in Paragraph 14 of the Guardian Life FR Agreement. In addition, it shall be automatically terminated if the Guardian Life FR Agreement, GISC Registered Representative Agreement or GIAC Agent's Agreement is terminated.

IT SHALL BE EXPRESSLY UNDERSTOOD BY THE FIELD REPRESENTATIVE THAT THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS THE FIELD REPRESENTATIVE IS VALIDLY LICENSED IN ACCORDANCE WITH THE REQUIREMENTS OF THE JURISDICTIONS WHERE SOLICITATIONS FOR PAL AND VUL POLICIES OCCUR.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.



-----------------------              --------------------------
      WITNESS                                   PRINCIPAL



-----------------------              --------------------------
      WITNESS                                  FIELD REPRESENTATIVE

                                  APPENDIX A

A. FR Compensation Schedule

--------------------------------------------------------------------------------
                 LPC Factor on    Unscheduled Payments    Unscheduled Payments
 Policy Years   Policy Premiums     1985 Version FRs      1956/1967 Version FRs
--------------------------------------------------------------------------------
      1               36                  3.5%                     3%
--------------------------------------------------------------------------------
 2 through 10          *                  3.5%                     3%
--------------------------------------------------------------------------------

* Renewal compensation for preceding employment years on PAL policy premiums shall be the same as set forth in the Field Representatives Plan manuals for existing Plan versions (except that the rates applicable under Part A shall be 50% of standard rates, and in the case of the PAL `95 product only, Part C shall be entirely replaced by Part D as outlined below for those Field Representatives belonging to the 1985 FR Plan version). FR Plan compensation factors shall operate in accordance with the effective date of the Guardian Life FR Agreement.

The first policy year LPC factor of 36 on policy premiums shall be reduced where policies are issued at ages over 70 with actual rates payable determined by deducting from the figure 106 ages of applicable insureds as of policy issue dates.

No compensation shall be payable on PAL policy premiums skipped under the Premium Skip Option of PAL policies. If unscheduled payments are received when policies should be on the Premium Skip Option, renewal compensation on such payments shall be calculated at 5% and applied up to amounts of premium that correspond to renewal PAL policy premiums that would otherwise have been paid if not for the Premium Skip Option being in effect with standard renewal rates on unscheduled payments applied to any premiums received above such PAL policy premium levels.

B. First Policy Year Compensation Chargebacks on PAL `95 Policies

Basic first policy year compensation on policy premiums at $13.75 per thousand of life production credits shall be charged back to Field Representatives on PAL `95 policies that are surrendered or lapsed prior to the policies having been in force for at least eighteen months in accordance with the following:

--------------------------------------------------------------------------------
Policy Months of PAL '95     Chargeback Percentages     Chargeback Percentages
  Surrenders or Lapses       1956/1967 Version FRs         1985 Version FRs
--------------------------------------------------------------------------------
           1-3                        75%                         82%
--------------------------------------------------------------------------------
           4-6                        70%                         77%
--------------------------------------------------------------------------------
          7-10                        65%                         71%
--------------------------------------------------------------------------------
          11-13                       55%                         60%
--------------------------------------------------------------------------------
           14                         50%                         55%
--------------------------------------------------------------------------------
           15                         40%                         44%
--------------------------------------------------------------------------------
           16                         30%                         33%
--------------------------------------------------------------------------------
           17                         20%                         22%
--------------------------------------------------------------------------------
           18                         10%                         11%
--------------------------------------------------------------------------------

                                   APPENDIX B

A. FR Compensation Schedule

-----------------------------------------------------
                 LPC Factor on
 Policy Years   Target Premiums    Excess Premiums
-----------------------------------------------------
      1                33                3.5%
-----------------------------------------------------
 2 through 10          *                 3.5%
-----------------------------------------------------

      *3.5% policy years two through ten and 2.0% policy years eleven and over credited as Commission Equivalent Compensation (PGF)

VUL compensation shall cease at termination except in the event of retirement in accordance with Section II, Subsection K, Paragraph 1 of the Field Representatives' Plan or possibly in the event of death in accordance with
Section II, Subsection L, Paragraph 1 of the Field Representatives' Plan.

                                   APPENDIX C
             ALLOCATION OF PREMIUMS AND THEIR EFFECT ON COMPENSATION

A. General

      In a first policy year, premiums will first be applied to policy target premium. These will be compensated at first year rates. Any premiums received in the first year of a policy exceeding policy target premium will be considered excess premium to be compensated at excess rates.

      In policy years 2 through 10, any premium received up to nine times policy target premium will be applied as policy target premium and receive compensation at target premium renewal rates. Any premium exceeding nine times policy target premium in policy years two through ten will be considered excess premium to be compensated at excess rates.

      In policy years 11 and greater, the compensation on premium received will be at service fee rates.

B. Increases In Coverage

      Coverage increases will be reflected in self-contained segments of policies that have their own policy effective dates, policy year durations and policy premiums. Premiums for policies with increases in coverage will be applied to each coverage and associated target premiums in the order the coverages were issued (earliest first). When the sum of the premiums during a given policy year exceeds the sum of all applicable target premiums, any additional amount will be allocated prorata based on target premiums for each coverage. The amount thus allocated will be processed as outlined in the above general description (i.e. it will be processed with reference to policy years of the coverages and amounts of applicable target premiums paid).

C. Decreases In Coverage

      A coverage decrease will be applied to a last previous coverage increase, if any, or to the initial coverage should no coverage increase have taken place. Such decrease will serve to reduce target premium for the full period so that any regular compensation on subsequent premium received will be based on lower target premium (i.e. The total of renewal compensation payable will be based on nine times the lower target premium). Any premium amount applied over such lower target premium will be compensated at excess rates for policy years 2 through 10 and at service fee rates for policy years 11 and greater.

      First year compensation will be paid on coverage increases only to the extent such increases should exceed previous coverage decreases.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                               BROKERAGE AGREEMENT

Agreement made this _________ day of ________ by and between ___________________
("Principal") and __________________ ("Broker").

      1. The undersigned is presently a Broker in accordance with a Brokerage Agreement ("Guardian Life Broker Agreement") with the Principal named above, endorsed by The Guardian Life Insurance Company of America ("Guardian Life") and bearing an effective date of
            _________________.

      2. The Principal hereby appoints the Broker with the endorsement of The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware Corporation and a wholly-owned subsidiary of Guardian Life, for the limited purpose of soliciting applications for GIAC's Variable Whole Life Insurance Policies with Modified Scheduled Premiums marketed under the name Park Avenue Life ("PAL") and GIAC's Flexible Premium Variable Universal Life Policies marketed under the name Park Avenue VUL ("VUL"). There may be one or more policies marketed under the PAL name. Where necessary or appropriate, this Agreement will distinguish between them by appending the year of introduction. Currently, there are two policies marketed under this name - "PAL `95 and PAL `97."

      3. The Broker shall at all times be associated with Guardian Investor Services Corporation ("GISC"), a Broker-Dealer registered with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") as an NASD Registered Representative or NASD Registered Principal and, if the particular jurisdiction requires, shall be licensed or registered as a securities agent of GISC. The Broker must at all times be validly licensed, registered or appointed by GIAC as a variable contracts agent in accordance with the requirements of the jurisdiction where solicitations for PAL and VUL contracts occur. The Broker may solicit for and sell PAL and VUL contracts in any jurisdiction where such contracts are filed and approved for sale by the governmental authorities having jurisdiction, provided the Broker is validly licensed, registered or otherwise qualified as required for the solicitation and sale of the PAL and VUL contracts in such jurisdictions.

      4.    To the extent applicable, the Broker shall comply strictly with :
            (a) the laws, rules and regulations of all jurisdictions (state and local) in which the Broker solicits applications for and sells PAL and VUL contracts; (b) federal laws and the rules, regulations of the SEC; (c) the rules of the NASD; (d) the rules and procedures of GISC, and (e) the rules and procedures of GIAC. The Broker understands that failure to comply with such laws, rules, regulations and procedures may result in disciplinary action against the Broker by the SEC, a state or other local regulatory agency that has jurisdiction, the NASD, GISC and GIAC. Before any solicitations or sales of PAL and VUL are made, the Broker shall become familiar with and abide by the laws, rules, regulations and procedures of all of the above mentioned agencies or parties as are currently in effect and as they may be changed from time to time.

      5. The Broker shall have all applications for PAL and VUL accurately completed or reviewed and signed by the applicant and shall submit the applications to GIAC through GISC together with all payments received from applicants without any reductions. The Broker shall cause all checks or orders for PAL and VUL to be made payable to GIAC. GIAC shall reject any application that is submitted by or on behalf of a Broker not appropriately licensed as required by paragraph 3 of this Agreement.

      6. The Broker shall not make any statements concerning PAL and VUL except those that are contained in the current prospectuses for PAL and VUL and the prospectuses for their underlying variable investment options and shall not solicit for applications or make sales through the use of mailings, advertisements or sales literature or any other method of contact unless the material or a complete description of the method has been filed with the NASD and received written Approval of GISC from a Registered Principal whose office is located in a GISC Office of Supervisory Jurisdiction as that term is defined by NASD rules.

      7. In connection with the Broker's appointment for the purpose set forth in paragraph 2 above, the entire Guardian Life Broker Agreement referred to above and attached hereto as the Exhibit, including all compensation adjustment and service fee provisions, is incorporated herein by reference. All references to "Company" within the Guardian Life Broker Agreement shall apply with full force and effect to GIAC. Additionally, the Registered Representative's Agreement between the Broker and GISC and the Agent's Agreement between the Broker and GIAC are incorporated herein by reference and attached hereto as Exhibits.

      8. The Broker shall be paid commissions on PAL as outlined in Appendix A of this Agreement.

      9. The Broker shall be paid commissions on VUL as outlined in Appendix B of this Agreement.

      10. Allocation of VUL premiums and the effect thereof on compensation is described in Appendix C of this Agreement.

      11. It shall be understood that this Agreement is automatically terminated if the Guardian Life Broker Agreement, GISC Registered Representative Agreement or GIAC Agent's Agreement is terminated.

IT SHALL BE EXPRESSLY UNDERSTOOD BY THE BROKER THAT THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS THE BROKER IS VALIDLY LICENSED IN ACCORDANCE WITH THE REQUIREMENTS OF THE JURISDICTIONS WHERE SOLICITATIONS FOR PAL AND VUL POLICIES OCCUR.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.



-----------------------              --------------------------
      WITNESS                                   PRINCIPAL



-----------------------              --------------------------
      WITNESS                                   BROKER

                                   APPENDIX A

A. Commission Schedule (Percentages of Premium)

---------------------------------------------------------
 Policy Years   Policy Premiums   Unscheduled Payments
---------------------------------------------------------
      1               50%                  3%
---------------------------------------------------------
 2 through 10         5%                   3%
---------------------------------------------------------

The first policy year commission rate of 50% on policy premiums shall be reduced where policies are issued at ages over 70 with actual rates payable determined by deducting from the figure 120 ages of applicable insureds as of policy issue dates.

No compensation shall be payable on PAL policy premiums skipped under the Premium Skip Option of PAL policies. If unscheduled payments are received when policies should be on the Premium Skip Option, renewal commissions on such payments shall be based on renewal rates of PAL policy premiums applied up to amounts of premium that correspond to renewal PAL policy premiums that would otherwise have been paid if not for the Premium Skip Option being in effect with standard renewal rates on unscheduled payments applied to any premiums received above such PAL policy premium levels.

B. First Policy Year Commission Chargebacks on PAL `95 Policies

First policy year commissions on policy premiums shall be charged back to the Broker on PAL `95 policies that are surrendered or lapsed prior to the policies having been in force for at least eighteen months in accordance with the following:

------------------------------------------------------------------------
Policy Months of PAL `95 Surrenders or Lapses  Chargeback Percentages
------------------------------------------------------------------------
                     1-3                                 75%
------------------------------------------------------------------------
                     4-6                                 70%
------------------------------------------------------------------------
                    7-10                                 65%
------------------------------------------------------------------------
                    11-13                                55%
------------------------------------------------------------------------
                     14                                  50%
------------------------------------------------------------------------
                     15                                  40%
------------------------------------------------------------------------
                     16                                  30%
------------------------------------------------------------------------
                     17                                  20%
------------------------------------------------------------------------
                     18                                  10%
------------------------------------------------------------------------

PAL chargebacks not immediately repaid on demand by the Broker to the Principal (or to the Company if the Company should be the Principal) shall constitute an indebtedness under the terms of the Guardian Life Broker Agreement.

                                   APPENDIX B

A. Commission Schedule (Percentages of Premium)

-----------------------------------------------------
 Policy Years   Target Premiums    Excess Premiums
-----------------------------------------------------
      1               45%                 3%
-----------------------------------------------------
 2 through 10          3%                 3%
-----------------------------------------------------

                                   APPENDIX C
             ALLOCATION OF PREMIUMS AND THEIR EFFECT ON COMPENSATION

A. General

      In a first policy year, premiums will first be applied to policy target premium. These will be compensated at first year rates. Any premiums received in the first year of a policy exceeding policy target premium will be considered excess premium to be compensated at excess rates.

      In policy years 2 through 10, any premium received up to nine times policy target premium will be applied as policy target premium and receive compensation at target premium renewal rates. Any premium exceeding nine times policy target premium in policy years two through ten will be considered excess premium to be compensated at excess rates.

      In policy years 11 and greater, the compensation on premium received will be at service fee rates.

B. Increases In Coverage

      Coverage increases will be reflected in self-contained segments of policies that have their own policy effective dates, policy year durations and policy premiums. Premiums for policies with increases in coverage will be applied to each coverage and associated target premiums in the order the coverages were issued (earliest first). When the sum of the premiums during a given policy year exceeds the sum of all applicable target premiums, any additional amount will be allocated prorata based on target premiums for each coverage. The amount thus allocated will be processed as outlined in the above general description (i.e. it will be processed with reference to policy years of the coverages and amounts of applicable target premiums paid).

C. Decreases In Coverage

      A coverage decrease will be applied to a last previous coverage increase, if any, or to the initial coverage should no coverage increase have taken place. Such decrease will serve to reduce target premium for the full period so that any regular compensation on subsequent premium received will be based on lower target premium (i.e. The total of renewal compensation payable will be based on nine times the lower target premium). Any premium amount applied over such lower target premium will be compensated at excess rates for policy years 2 through 10 and at service fee rates for policy years 11 and greater.

      First year compensation will be paid on coverage increases only to the extent such increases should exceed previous coverage decreases.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                             MEMORANDUM OF AGREEMENT

Agreement made this _________ day of ____________, 19___ by and between The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a Delaware corporation and a wholly-owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"), having its Principal office located at 201 Park Avenue South, New York, New York, 10003 and ________________ ("AGENT").

      1. The undersigned Agent is presently a Career Development Manager ("CDM") of Guardian Life in accordance with a Memorandum of Agreement bearing an effective date of _______________ ("Guardian Life CDM Agreement").

      2. GIAC hereby appoints the Agent CDM of GIAC for the limited purpose of conducting and overseeing the business relating to GIAC's Variable Whole Life Insurance Policies with Modified Scheduled Premiums marketed under the name Park Avenue Life ("PAL") and GIAC's Flexible Premium Variable Universal Life policy marketed under the name Park Avenue VUL ("VUL"). There may be one or more policies marketed under the PAL name and, where necessary or appropriate, this Agreement will distinguish between them by appending the year of introduction. Currently, there are two policies marketed under this name -- "PAL `95 and PAL `97."

      3. The CDM shall at all times be associated with Guardian Investor Services Corporation ("GISC"), a Broker-Dealer registered with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") as an NASD Registered Representative or NASD Registered Principal and, if the particular jurisdiction requires, shall be licensed or registered as a securities agent of GISC. The CDM must at all times be validly licensed, registered or appointed by GIAC as a variable contracts agent in accordance with the requirements of the jurisdiction where solicitations for PAL and VUL contracts occur. The CDM, his agents, brokers and Field Representatives may solicit for and sell PAL and VUL contracts in any jurisdiction where such contracts are filed and approved for sale by the governmental authorities having jurisdiction, provided the CDM, his agents, brokers and Field Representatives are all validly licensed, registered or otherwise qualified as required for the solicitation and sale of the PAL and VUL contracts in such jurisdictions.

      4. To the extent applicable, the CDM shall comply strictly with: (a) the laws, rules and regulations of all jurisdictions (state and local) in which the CDM, his agents, brokers and Field Representatives solicit applications for and sell PAL and VUL contracts; (b) federal laws and the rules and regulations of the SEC; (c) the rules of the NASD; (d) the rules and procedures of GISC, and (e) the rules and procedures of GIAC. The CDM understands that failure to comply with such laws, rules, regulations and procedures may result in disciplinary action against the CDM by the SEC, a state or other local regulatory agency that has jurisdiction, the NASD, GISC or GIAC. Before any solicitations or sales of PAL and VUL are made, the CDM shall become familiar with and abide by the laws, rules, regulations and procedures of all the above mentioned agencies or parties as are currently in effect and as they may be changed from time to time.

      5. The CDM shall have all applications for PAL and VUL accurately completed or reviewed and signed by the applicant and shall submit the applications to GIAC through GISC together with all payments received from applicants without any reductions. The CDM, his agents, brokers and Field Representatives shall cause all checks or orders for PAL and VUL to be made payable to GIAC. GIAC shall reject any application that is submitted by or on behalf of a CDM, his agents, brokers and Field Representatives not appropriately licensed as required by paragraph 3 of this Agreement.

      6. The CDM, his agents, brokers and Field Representatives shall not make any statements concerning PAL and VUL except those that are contained in the current prospectuses for PAL and VUL and the prospectuses for their underlying variable investment options and they shall not solicit for applications or make sales through the use of mailings, advertisements or sales literature or any other method of contact unless the material or a complete description of the method has been filed wit the NASD and received written approval of GISC from a Registered Principal whose office is located in a GISC Office of Supervisory Jurisdiction as that term is defined by NASD rules.

      7. In connection with the agent's appointment as a GIAC CDM for the purpose set forth in paragraph 2 above, the entire Guardian Life CDM Agreement referred to above and attached hereto as the Exhibit, including all compensation adjustment provisions, is incorporated herein by reference. Guardian Life CDM Agreement compensation provisions that do not apply to PAL and VUL are as noted below. All references to "Company" within the Guardian Life CDM Agreement shall apply with full force and effect to GIAC. Additionally, the Registered Representative's Agreement between the CDM and GISC and the

            Agent's Agreement between the CDM and GIAC are incorporated herein by reference and attached hereto as Exhibits.

      8. The CDM shall be paid additional compensation as outlined in Appendix A of this Agreement and shall be paid commissions on personally produced PAL and VUL business as outlined in Appendix B of this Agreement. Allocation of VUL premiums and the effect thereof on compensation is described in Appendix C of this Agreement.

      9. The CDM shall be responsible to the Company for any indebtedness that may have resulted from PAL chargebacks applied to PAL business personally produced the CDM.

      10. This Agreement may be terminated as outlined in Section IV of the Guardian Life CDM Agreement. In addition, it shall be automatically terminated if the Guardian Life CDM Agreement, GISC Registered Representative Agreement or GIAC Agent's Agreement is terminated.

IT SHALL BE EXPRESSLY UNDERSTOOD BY THE AGENT THAT THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS THE AGENT IS VALIDLY LICENSED IN ACCORDANCE WITH THE REQUIREMENTS OF THE JURISDICTIONS WHERE SOLICITATIONS BY THE CDM AND THE AGENTS, BROKERS AND FIELD REPRESENTATIVES OF THE CDM FOR PAL AND VUL POLICIES OCCUR.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the day and year first written above.



-------------------                 -------------------------
WITNESS                             John M. Fagan



-------------------                 -------------------------
WITNESS                             Career Development Manager

                                   APPENDIX A

A. CDM Additional Compensation (Percentages of First Year Premium)

-----------------------------------------------------------
                       Type                          Rate
-----------------------------------------------------------
PAL Policy Premiums                                  20%
-----------------------------------------------------------
VUL Target Premiums                                  19%
-----------------------------------------------------------
PAL Unscheduled Payments & VUL Excess Premiums        1%
-----------------------------------------------------------
Section IIIB, Paragraph (K)  Additional
Compensation                                         30%
-----------------------------------------------------------

B. CDM Additional Compensation Chargebacks on PAL `95 Policies

Additional compensation on policy premiums shall be charged back to the CDM on PAL `95 policies that are surrendered or lapsed prior to the policies having been in force for at least 18 months in accordance with the following:

------------------------------------------------------------------------
Policy Months of PAL `95 Surrenders or Lapses  Chargeback Percentages
------------------------------------------------------------------------
                     1-3                                 75%
------------------------------------------------------------------------
                     4-6                                 70%
------------------------------------------------------------------------
                    7-10                                 65%
------------------------------------------------------------------------
                    11-13                                55%
------------------------------------------------------------------------
                     14                                  50%
------------------------------------------------------------------------
                     15                                  40%
------------------------------------------------------------------------
                     16                                  30%
------------------------------------------------------------------------
                     17                                  20%
------------------------------------------------------------------------
                     18                                  10%
------------------------------------------------------------------------

                                   APPENDIX B

A. Commission Schedule (Percentages of Premium)

--------------------------------------------------------------------------
                                                        PAL Unscheduled
                   PAL Policy          VUL Target        Payments & VUL
 Policy Years       Premiums            Premiums        Excess Premiums
--------------------------------------------------------------------------
      1                50%                 45%                 3%
--------------------------------------------------------------------------
 2 through 10          5%                  3%                  3%
--------------------------------------------------------------------------

The first policy year commission rates of 50% on PAL and 45% on VUL shall be reduced where policies are issued at ages over 70 with actual rates payable determined by deducting from the figure 120 ages of applicable insureds as of policy issue dates on PAL polices and by deducting from the figure 115 ages of applicable insureds as of policy issue dates on VUL policies.

No compensation shall be payable on PAL policy premiums skipped under the Premium Skip Option of PAL policies. If unscheduled payments are received when policies should be on the Premium Skip Option, renewal commissions on such payments shall be based on renewal rates of PAL policy premiums applied up to amounts of premium that correspond to renewal PAL policy premiums that would otherwise have been paid if not for the Premium Skip Option being in effect with standard renewal rates on unscheduled payments applied to any premiums received above such PAL policy premium levels.

B. First Policy Year Commission Chargebacks on PAL `95 Policies

First policy year commissions on policy premiums shall be charged back to the Agent on PAL `95 policies that are surrendered or lapsed prior to the policies having been in force for at least 18 months in accordance with the following:

------------------------------------------------------------------------
Policy Months of PAL `95 Surrenders or Lapses  Chargeback Percentages
------------------------------------------------------------------------
                     1-3                                 75%
------------------------------------------------------------------------
                     4-6                                 70%
------------------------------------------------------------------------
                    7-10                                 65%
------------------------------------------------------------------------
                    11-13                                55%
------------------------------------------------------------------------
                     14                                  50%
------------------------------------------------------------------------
                     15                                  40%
------------------------------------------------------------------------
                     16                                  30%
------------------------------------------------------------------------
                     17                                  20%
------------------------------------------------------------------------
                     18                                  10%
------------------------------------------------------------------------

                                   APPENDIX C
             ALLOCATION OF PREMIUMS AND THEIR EFFECT ON COMPENSATION

A. General

      In a first policy year, premiums will first be applied to policy target premium. These will be compensated at first year rates. Any premiums received in the first year of a policy exceeding policy target premium will be considered excess premium to be compensated at excess rates.

      In policy years 2 through 10, any premium received up to nine times policy target premium will be applied as policy target premium and receive compensation at target premium renewal rates. Any premium exceeding nine times policy target premium in policy years two through ten will be considered excess premium to be compensated at excess rates.

      In policy years 11 and greater, the compensation on premium received will be at service fee rates.

B. Increases In Coverage

      Coverage increases will be reflected in self-contained segments of policies that have their own policy effective dates, policy year durations and policy premiums. Premiums for policies with increases in coverage will be applied to each coverage and associated target premiums in the order the coverages were issued (earliest first). When the sum of the premiums during a given policy year exceeds the sum of all applicable target premiums, any additional amount will be allocated prorata based on target premiums for each coverage. The amount thus allocated will be processed as outlined in the above general description (i.e. it will be processed with reference to policy years of the coverages and amounts of applicable target premiums paid).

C. Decreases In Coverage

      A coverage decrease will be applied to a last previous coverage increase, if any, or to the initial coverage should no coverage increase have taken place. Such decrease will serve to reduce target premium for the full period so that any regular compensation on subsequent premium received will be based on lower target premium (i.e. The total of renewal compensation payable will be based on nine times the lower target premium). Any premium amount applied over such lower target premium will be compensated at excess rates for policy years 2 through 10 and at service fee rates for policy years 11 and greater.

      First year compensation will be paid on coverage increases only to the extent such increases should exceed previous coverage decreases.

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                           AGREEMENT OF GENERAL AGENCY

Agreement made this _________ day of ____________, 19___ by and between The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a Delaware corporation and a wholly-owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"), having its Principal office located at 201 Park Avenue South, New York, New York, 10003 and ________________ ("Principal").

1. The undersigned Principal is presently a General Agent of Guardian Life in accordance with an Agreement of General Agency bearing an effective date of _______________ ("Guardian Life GA Agreement").

2. GIAC hereby appoints the Principal a General Agent of GIAC for the limited purpose of conducting and overseeing the business relating to GIAC's Variable Whole Life Insurance Policies with Modified Scheduled Premiums marketed under the name Park Avenue Life ("PAL") and GIAC's Flexible Premium Variable Universal Life policy marketed under the name Park Avenue VUL ("VUL"). There may be one or more policies marketed under the PAL name and, where necessary or appropriate, this Agreement will distinguish between them by appending the year of introduction. Currently, there are two policies marketed under this name - "PAL `95 and PAL `97."

3. The Principal shall at all times be associated with Guardian Investor Services Corporation ("GISC"), a Broker-Dealer registered with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") as an NASD Registered Representative or NASD Registered Principal and, if the particular jurisdiction requires, shall be licensed or registered as a securities agent of GISC. The Principal must at all times be validly licensed, registered or appointed by GIAC as a variable contracts agent in accordance with the requirements of the jurisdiction where solicitations for PAL and VUL contracts occur. The Principal, his agents, brokers and Field Representatives may solicit for and sell PAL and VUL contracts in any jurisdiction where such contracts are filed and approved for sale by the governmental authorities having jurisdiction, provided the Principal, his agents, brokers and Field Representatives are all validly licensed, registered or otherwise qualified as required for the solicitation and sale of the PAL and VUL contracts in such jurisdictions.

4. To the extent applicable, the Principal shall comply strictly with: (a) the laws, rules and regulations of all jurisdictions (state and local) in which the Principal, his agents, brokers and Field Representatives solicit applications for and sell PAL and VUL contracts; (b) federal laws and the rules and regulations of the SEC; (c) the rules of the NASD; (d) the rules and procedures of GISC, and (e) the rules and procedures of GIAC. The Principal understands that failure to comply with such laws, rules, regulations and procedures may result in disciplinary action against the Principal by the SEC, a state or other local regulatory agency that has jurisdiction, the NASD, GISC or GIAC. Before any solicitations or sales of PAL and VUL are made, the Principal shall become familiar with and abide by the laws, rules, regulations and procedures of all the above mentioned agencies or parties as are currently in effect and as they may be changed from time to time.

5. The Principal shall have all applications for PAL and VUL accurately completed or reviewed and signed by the applicant and shall submit the applications to GIAC through GISC together with all payments received from applicants without any reductions. The Principal, his agents, brokers and Field Representatives shall cause all checks or orders for PAL and VUL to be made payable to GIAC. GIAC shall reject any application that is submitted by or on behalf of a Principal, his agents, brokers and Field Representatives not appropriately licensed as required by paragraph 3 of this Agreement.

6. The Principal, his agents, brokers and Field Representatives shall not make any statements concerning PAL and VUL except those that are contained in the current prospectuses for PAL and VUL and the prospectuses for their underlying variable investment options and they shall not solicit for applications or make sales through the use of mailings, advertisements or sales literature or any other method of contact unless the material or a complete description of the method has been filed with the NASD and received written approval of GISC from a Registered Principal whose office is located in a GISC Office of Supervisory Jurisdiction as that term is defined by NASD rules.

7. In connection with the Principal's appointment as a GIAC General Agent for the purpose set forth in paragraph 2 above, the entire Guardian Life GA Agreement referred to above and attached hereto as the Exhibit, including all compensation adjustment provisions, is incorporated herein by reference. Guardian Life GA Agreement compensation provisions that do not apply to PAL and VUL are as noted below. All references to "Company" within the Guardian Life GA Agreement shall apply with full force and effect to GIAC. Additionally, the Registered Representative's Agreement between the Principal and GISC and the Agent's Agreement between the Principal and GIAC are incorporated herein by reference and attached hereto as Exhibits.

8. The Principal shall be paid overriding commissions for sales of PAL and VUL policies as outlined in Appendix A of this Agreement.

9. Expense Allowance Payment ("EAP") provisions contained in Section 4 and Appendix G of the Guardian Life GA Agreement shall not apply to PAL and VUL (except for the use of PAL and VUL first year commissions on policy premiums in determining the rate that will apply to non-PAL business in accordance with the provisions contained in Appendix G, Schedule G-II, (B)
      2). The Principal shall instead receive EAP on PAL and VUL as outlined in Appendix B of this Agreement.

10. The Principal shall be paid commissions on personally produced PAL and VUL business as outlined in Appendix C of this Agreement .

11. Allocation of VUL premiums and the effect thereof on compensation is described in Appendix D of this Agreement.

12. The Principal shall be responsible to the Company for any indebtedness resulting from PAL chargebacks applied to PAL business personally produced by the Principal and to PAL business produced by the agents, brokers and Field Representatives of the Principal.

13. This Agreement may be terminated as outlined in Section 5 of the Guardian Life GA Agreement. In addition, it shall be automatically terminated if the Guardian Life GA Agreement, GISC Registered Representative Agreement or GIAC Agent's Agreement is terminated.

IT SHALL BE EXPRESSLY UNDERSTOOD BY THE PRINCIPAL THAT THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS THE PRINCIPAL IS VALIDLY LICENSED IN ACCORDANCE WITH THE REQUIREMENTS OF THE JURISDICTIONS WHERE SOLICITATIONS BY THE PRINCIPAL AND THE AGENTS, BROKERS AND FIELD REPRESENTATIVES OF THE PRINCIPAL FOR PAL AND VUL POLICIES OCCUR.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the day and year first written above.



-------------------                       -------------------------
WITNESS                                   John M. Fagan



-------------------                       -------------------------
WITNESS                                   General Agent

                                   APPENDIX A

A. Overriding Commission Schedule (Percentages of Premium)

--------------------------------------------------------------------------
                                                        PAL Unscheduled
                   PAL Policy          VUL Target        Payments & VUL
 Policy Years       Premiums            Premiums        Excess Premiums
--------------------------------------------------------------------------
      1                5%                  5%                 0.5%
--------------------------------------------------------------------------
 2 through 5           4%                  3%                 0.5%
--------------------------------------------------------------------------
 6 through 10          2%                  3%                 0.5%
--------------------------------------------------------------------------

No overrides on PAL policies shall be payable on PAL policy premiums skipped under the Premium Skip Option of the PAL policy. If unscheduled payments are received when policies should be on the Premium Skip Option, renewal overrides on such payments shall be based on renewal rates of PAL policy premiums applied up to amounts of premium that correspond to renewal PAL policy premiums that would otherwise have been paid if not for the Premium Skip Option being in effect with standard renewal rates on unscheduled payments applied to any premiums received above such PAL policy premium levels.

B. First Policy Year Overriding Commission Chargebacks on PAL `95 Policies

First policy year overriding commissions on policy premiums shall be charged back to the Principal on PAL `95 policies that are surrendered or lapsed prior to the policies having been in force for at least 18 months in accordance with the following:

------------------------------------------------------------------------
Policy Months of PAL `95 Surrenders or Lapses  Chargeback Percentages
------------------------------------------------------------------------
                     1-3                                 75%
------------------------------------------------------------------------
                     4-6                                 70%
------------------------------------------------------------------------
                    7-10                                 65%
------------------------------------------------------------------------
                    11-13                                55%
------------------------------------------------------------------------
                     14                                  50%
------------------------------------------------------------------------
                     15                                  40%
------------------------------------------------------------------------
                     16                                  30%
------------------------------------------------------------------------
                     17                                  20%
------------------------------------------------------------------------
                     18                                  10%
------------------------------------------------------------------------

                                   APPENDIX B

A. Expense Allowance Payments (Percentages of First Year Commissions)

------------------
 Product    Rate
------------------
   PAL      62%
------------------
   VUL      69%
------------------

The term "first year commissions" shall be understood to include first policy year Field Representative compensation at $13.75 per 1,000 of life production credits.

B. First Policy Year EAP Chargebacks on PAL `95 Policies

EAP on policy premiums shall be charged back to the Principal on PAL `95 policies that are surrendered or lapsed prior to the policies having been in force for at least 18 months in accordance with the following:

------------------------------------------------------------------------
Policy Months of PAL `95 Surrenders or Lapses  Chargeback Percentages
------------------------------------------------------------------------
                     1-3                                 75%
------------------------------------------------------------------------
                     4-6                                 70%
------------------------------------------------------------------------
                    7-10                                 65%
------------------------------------------------------------------------
                    11-13                                55%
------------------------------------------------------------------------
                     14                                  50%
------------------------------------------------------------------------
                     15                                  40%
------------------------------------------------------------------------
                     16                                  30%
------------------------------------------------------------------------
                     17                                  20%
------------------------------------------------------------------------
                     18                                  10%
------------------------------------------------------------------------

                                   APPENDIX C

A. Commission Schedule (Percentages of Premium)

--------------------------------------------------------------------------
                                                        PAL Unscheduled
                   PAL Policy          VUL Target        Payments & VUL
 Policy Years       Premiums            Premiums        Excess Premiums
--------------------------------------------------------------------------
      1                50%                 45%                 3%
--------------------------------------------------------------------------
 2 through 10          5%                  3%                  3%
--------------------------------------------------------------------------

The first policy year commission rates of 50% on PAL and 45% on VUL shall be reduced where policies are issued at ages over 70 with actual rates payable determined by deducting from the figure 120 ages of applicable insureds as of policy issue dates on PAL polices and by deducting from the figure 115 ages of applicable insureds as of policy issue dates on VUL policies.

No compensation shall be payable on PAL policy premiums skipped under the Premium Skip Option of PAL policies. If unscheduled payments are received when policies should be on the Premium Skip Option, renewal commissions on such payments shall be based on renewal rates of PAL policy premiums applied up to amounts of premium that correspond to renewal PAL policy premiums that would otherwise have been paid if not for the Premium Skip Option being in effect with standard renewal rates on unscheduled payments applied to any premiums received above such PAL policy premium levels.

B. First Policy Year Commission Chargebacks on PAL `95 Policies

First policy year commissions on policy premiums shall be charged back to the Agent on PAL `95 policies that are surrendered or lapsed prior to the policies having been in force for at least 18 months in accordance with the following:

------------------------------------------------------------------------
Policy Months of PAL `95 Surrenders or Lapses  Chargeback Percentages
------------------------------------------------------------------------
                     1-3                                 75%
------------------------------------------------------------------------
                     4-6                                 70%
------------------------------------------------------------------------
                    7-10                                 65%
------------------------------------------------------------------------
                    11-13                                55%
------------------------------------------------------------------------
                     14                                  50%
------------------------------------------------------------------------
                     15                                  40%
------------------------------------------------------------------------
                     16                                  30%
------------------------------------------------------------------------
                     17                                  20%
------------------------------------------------------------------------
                     18                                  10%
------------------------------------------------------------------------

                                   APPENDIX D
             ALLOCATION OF PREMIUMS AND THEIR EFFECT ON COMPENSATION

A. General

      In a first policy year, premiums will first be applied to policy target premium. These will be compensated at first year rates. Any premiums received in the first year of a policy exceeding policy target premium will be considered excess premium to be compensated at excess rates.

      In policy years 2 through 10, any premium received up to nine times policy target premium will be applied as policy target premium and receive compensation at target premium renewal rates. Any premium exceeding nine times policy target premium in policy years two through ten will be considered excess premium to be compensated at excess rates.

      In policy years 11 and greater, the compensation on premium received will be at service fee rates.

B. Increases In Coverage

      Coverage increases will be reflected in self-contained segments of policies that have their own policy effective dates, policy year durations and policy premiums. Premiums for policies with increases in coverage will be applied to each coverage and associated target premiums in the order the coverages were issued (earliest first). When the sum of the premiums during a given policy year exceeds the sum of all applicable target premiums, any additional amount will be allocated prorata based on target premiums for each coverage. The amount thus allocated will be processed as outlined in the above general description (i.e. it will be processed with reference to policy years of the coverages and amounts of applicable target premiums paid).

C. Decreases In Coverage

      A coverage decrease will be applied to a last previous coverage increase, if any, or to the initial coverage should no coverage increase have taken place. Such decrease will serve to reduce target premium for the full period so that any regular compensation on subsequent premium received will be based on lower target premium (i.e. The total of renewal compensation payable will be based on nine times the lower target premium). Any premium amount applied over such lower target premium will be compensated at excess rates for policy years 2 through 10 and at service fee rates for policy years 11 and greater.

      First year compensation will be paid on coverage increases only to the extent such increases should exceed previous coverage decreases.